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Exhibit 10.14

FIRST AMENDMENT
TO
RIGHT OF FIRST REFUSAL AGREEMENT

    This First Amendment to Right of First Refusal Agreement (this "Agreement") is made and entered into as of August 3, 2001, by and among Perceptronics, Inc., a Delaware corporation (the "Company"), Global Alpha Corporation, a British Virgin Islands company ("Purchaser"), and those certain stockholders of the Company whose names appear on the signature page hereto (each hereinafter individually referred to as a "Stockholder") and collectively referred to as the "Stockholders").

R E C I T A L S

    WHEREAS, the Company and Purchaser are parties to that certain Right of First Refusal Agreement dated April 5, 2001, a true copy of which is attached hereto as Exhibit "A" and incorporated herein by reference; and

    WHEREAS, the Company, the Stockholders and Purchaser are desirous of amending the Right of First Refusal Agreement,

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual benefits to be derived hereunder, the parties hereto agree as follows:

    1.  Subparagraph 5.2 of the Right of First Refusal Agreement is hereby amended to read as follows:

    " 5.1. Termination. Following the twelve-month period beginning April 5, 2001, this Agreement and the Rights of First Refusal provided for herein will terminate at any time that the Purchaser and its affiliates do not own shares of Common Stock, warrants or other securities of the Company which on an as-converted or as-exercised basis (as applicable) in the aggregate represent more than ten percent (20%) of the number of shares of Common Stock of the Company outstanding at such time."

    2.  Except as expressly provided for herein, all other provisions of the Right of First Refusal Agreement dated April 5, 2001, between the parties hereto shall remain in full force and effect.

    IN WITNESS WHEREOF,  the parties hereto have executed this First Amendment to Right of First Refusal Agreement as of the date first written above.

"COMPANY"	PERCEPTRONICS, INC., a Delaware corporation
	By:	/s/ RICHARD MOSKOWITZ Name: Richard Moskowitz Title: Chairman and Chief Executive Officer
		Address:	10345 West Olympic Boulevard, Suite 102 Los Angeles, CA 90064
"PURCHASER"	GLOBAL ALPHA CORPORATION, a British Virgin Islands company
	By:	/s/ BARRY DIDATO Name: Barry Didato Authorized Signatory
		Address:	Craigmuir Chambers P.O. Box 71 Road Town, Tortola, British Virgin Islands
"STOCKHOLDERS"	/s/ RICHARD MOSKOWITZ Richard Moskowitz
/s/ GERSHON WELTMAN Dr. Gershon Weltman
Dr. John Lyman
Stanley Schneider
Robert Parker
Dr. Amos Freedy

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Exhibit 10.14
FIRST AMENDMENT TO RIGHT OF FIRST REFUSAL AGREEMENT
R E C I T A L S